UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

C/O SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

RWC Global Emerging Equity Fund

ANNUAL REPORT	September 30, 2018

Investment Adviser: RWC Asset Advisors (US) LLC

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

TABLE OF CONTENTS

Shareholder Letter	1

Schedule of Investments	6

The Fund will file its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-RWC-FUND; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders,

Emerging market equities rose markedly during the latter half of 2017 and the first month of 2018 driven by an encouraging mix of global growth, a recovery in global trade, strong macroeconomic data and robust company fundamentals. Nonetheless, a combination of protectionist rhetoric between the US and China, in addition to fears concerning US Interest rate hikes, led to a sell-off in global equities in Q1 18. The MSCI Emerging Markets Index fell (0.81)% during the period while the RWC Global Emerging Equity Fund, Institutional Class Shares fell (9.77)%. Global growth remains robust, valuations are at attractive levels compared to developed markets and company earnings are strong. Middle Eastern tensions, declining Venezuelan production, muted US shale production and a lack of capital expenditure continued to support higher oil prices compared to the lows of early 2016. Copper prices have fallen recently on weak fixed asset investment data. However, supply remains constrained and demand will likely be supported by increasing electric vehicle and air conditioning penetration.

In Asia, Chinese equity markets have fallen significantly since February 2018. President Trump announced tariffs on $200 billion of US imports from China at a 10% tariff rate which is set to increase to 25% at the end of the year. The future impact of policy support from infrastructure investment, strong domestic demand, controlled inflation in addition to the continued RRR (Reserve Requirement Ratio) cuts by the PBOC (People’s Bank of China) will likely offset the consequences of escalating tariff headwinds. South Korean exports continue to expand as semiconductors and petroleum-related products rose on the back of new smartphone releases and increased memory capacity and higher oil prices, respectively. Stocks such as Hangzhou Hikvision, Han’s Laser Technology and Semiconductor Manufacturing have fallen significantly since the imposition of trade tariffs. Hikvision reported strong earnings results, delivering +22.4% and +28.8% growth in revenue and net profit with encouraging results from the group’s robotics, automation and auto segment. Han’s Laser’s +11% year-on-year increase in earnings was largely driven by steady growth from the company’s EV battery, PC and panel sectors. We believe all three companies will likely be long-term beneficiaries of increased domestic demand for surveillance equipment, semiconductors and laser technology, respectively. In contrast, Vietnam has been a positive contributor to performance with steel manufacturer, Hoa Phat Group, rising +48.3% over the period. The outlook for the company remains strong given its competitive advantages, the commencement of the new galvanized steel project of 0.4m tons/year in addition to the start of operations at the Dung Quat Integrated Steel rolling mill.

Elections in Brazil and Mexico in addition to a currency crisis in Argentina has affected sentiment towards Latin America during 2018. Economic indicators suggest Brazil continues to recover from a macroeconomic perspective. The government’s primary balance is increasing and the BCB (Brazilian Central Bank) has guided inflation to lower levels while maintaining flexibility in the Brazilian Real. External dynamics remain strong as the current account is near balance, foreign direct investment flows are large and stable and foreign exchange reserves cover 60% of external debt. Petrobras has risen considerably during the period on the back of

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

higher oil prices, strong production numbers and asset sales. The stock fell in April as the company temporarily slashed diesel prices to appease the truckers’ associations but it has since rebounded due to positive political developments in Brazil. The recent elections results suggest that the new, pro-market administration is unlikely to intervene in fuel pricing. While the macroeconomic environment remains benign in Mexico with controlled inflation and stable current account dynamics, the election of Andres Manuel Lopez Obrador (AMLO) suggests the potential implementation of populist policies which could impact sentiment towards the equity market.

The EMEA region has been impacted by a growing economic crisis in Turkey, a stall in positive sentiment towards South Africa after the election of Cyril Ramaphosa and US hostility towards Russia in the form of further sanctions. Turkey’s expansive macroeconomic policies have led to a widening current account deficit and rising inflationary pressures that finally culminated in a speculative attack on the Turkish Lira. We believe there will likely be a significant period of re-adjustment as high levels of household debt and increasing competition in manufacturing will inhibit a swift recovery. Further sanctions on Russia in addition to the “Defending American Security Against Kremlin Aggression Act” (DASKA) announced on 24th July have impacted sentiment towards Russia. The country’s macroeconomic environment continues to be promising. A current account surplus of 5.6% of GDP, foreign exchange reserves of c.$500 billion in addition to a strong fiscal position has led to a continued positive expansion in GDP growth. Sberbank, Russia’s dominant bank will profit from the recovery and acceleration in Russian corporate and retail loan growth, supported by falling interest rates. Yandex, an internet company, is a play on the structural trend towards online consumption and advertising in Russia. Oil company, Lukoil, will profit from stable production and a shift into higher margin projects which will drive improved free cash flow generation which the company has committed to return to shareholders via dividends and share buybacks. Tullow Oil has been a significant contributor to performance. While higher oil prices were partially responsible, the company reported encouraging first quarter results with strong performances coming from both TEN and Jubilee. Production at the Ghanaian TEN field is set to ramp up to peak production of 80k barrels per day in early 2019 and recent earnings results showed the company generated $401 million of free cash flow in the first half of 2018, well above expectations.

The outlook for emerging market equities remains positive despite rising geopolitical and trade tensions. Valuations are attractive compared to developed markets, company fundamentals continue to improve and the macroeconomic backdrop remains encouraging. In Asia, exports and industrial production keep driving north Asian economies. The key message out of China’s National People’s Congress (NPC) suggests a neutral monetary policy and an expansionary fiscal policy which will likely support economic growth. The private sector, accounting for c. 70% of all the country’s output, may also help accelerate China’s move up the value chain. SOE reform will remain a key element in the country’s efforts to cut overcapacity. The synchronized upturn in global manufacturing will likely support the economies of Taiwan and South Korea. In Latin America, lower interest rates after successful anti-inflation monetary tightening, improving current accounts and a partial recovery in commodity prices will benefit economies such as Brazil. Conditions in the CEEMEA region are

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

picking up. In Russia, low inflation and loose monetary policy will continue to aid economic growth. Additionally, fiscal and external strengthening in most economies amid stable oil prices will likely boost future earnings growth.

All opinions expressed are those of the RWC Emerging & Frontier Markets Investment Team as at 22 November 2018 and should not be relied upon by the reader as research or investment advice regarding any stock.

Past performance is not a guarantee of future results. Investing involves risk, including possible loss of principal. International investments may involve risk of capital loss from unfavourable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

Definition of the Comparative Index

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the RWC Global Emerging Equity Fund, Institutional Class Shares versus the MSCI Emerging Markets Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2018*
	One Year	Annualized Inception to Date
Institutional Class Shares	(9.77)%	10.15%
Class I Shares†	(9.96)%	(8.76)%
MSCI Emerging Markets Index	(0.81)%	14.52%

* The RWC Global Emerging Equity Fund commenced operations on December 30, 2016.

† The graph is based on Institutional Class Shares only. Returns for Class I Shares are substantially similar to those of the Institutional Class Shares and differ only to the extent that Class I Shares have higher total annual fund operating expenses than Institutional Class Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018 (Unaudited)

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

SECTOR WEIGHTINGS† (Unaudited):

†	Percentages based on total investments

SCHEDULE OF INVESTMENTS
COMMON STOCK — 80.8%

	Shares	Value

Argentina — 0.7%
America Airports *	82,489	$704,456
MercadoLibre *	1,094	372,474

		1,076,930

Brazil — 5.4%
Hapvida Participacoes e Investimentos *	311,640	1,872,860
Petroleo Brasileiro ADR *	159,776	1,928,497
Rumo *	1,094,634	4,092,320

		7,893,677

Chile — 1.3%
Liberty Latin America, Cl C *	89,041	1,836,916

China — 20.0%
Angang Steel	2,967,672	2,654,820
Baidu ADR *	9,245	2,114,146
Brilliance China Automotive Holdings	2,872,459	4,647,386
China Mengniu Dairy *	655,105	2,180,920
China National Building Material	4,449,631	3,952,119
CITIC Securities	1,760,196	3,131,277
CRRC	1,221,392	1,116,047

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

COMMON STOCK — continued

	Shares	Value

China — (continued)
Ctrip.com International ADR *	29,457	$1,094,917
Huaneng Power International	1,436,000	945,111
New Oriental Education & Technology Group ADR *	16,361	1,210,878
Sands China	372,516	1,687,650
Semiconductor Manufacturing International *	4,024,299	4,340,641

		29,075,912

Egypt — 1.3%
Commercial International Bank Egypt SAE GDR	416,791	1,900,567

Ghana — 4.7%
Tullow Oil *	1,974,538	6,779,718

Greece — 1.7%
Eurobank Ergasias *	1,711,582	1,290,207
National Bank of Greece *	565,299	1,149,035

		2,439,242

Hungary — 1.8%
OTP Bank	71,566	2,652,193

India — 6.4%
Adani Ports & Special Economic Zone	300,298	1,362,505
Cipla	187,521	1,691,932
Escorts	61,023	515,021
Housing Development Finance	93,801	2,270,297
Motherson Sumi Systems	387,781	1,373,737
United Spirits *	284,052	2,015,284

		9,228,776

Indonesia — 1.0%
United Tractors	671,057	1,486,084

Kazakhstan — 1.1%
KAZ Minerals *	229,831	1,647,216

Mexico — 1.0%
Fomento Economico Mexicano ADR	14,985	1,483,065

Morocco — 0.4%
Vivo Energy *	303,144	510,274

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

COMMON STOCK — continued

	Shares	Value

Panama — 1.6%
Copa Holdings, Cl A	29,754	$2,375,559

Russia — 10.0%
LUKOIL PJSC ADR	57,366	4,399,972
Sberbank of Russia PJSC ADR	455,632	5,777,414
Yandex, Cl A *	130,810	4,302,341

		14,479,727

South Africa — 0.4%
MTN Group	92,702	573,719

South Korea — 7.4%
Hyundai Engineering & Construction	46,330	2,819,270
Orange Life Insurance	39,121	1,202,638
Samsung Engineering *	210,541	3,663,233
SK Hynix	46,936	3,093,100

		10,778,241

Taiwan — 4.9%
Globalwafers	128,000	1,410,670
MediaTek	398,500	3,217,183
Taiwan Semiconductor Manufacturing	295,220	2,538,082

		7,165,935

Thailand — 3.7%
CP ALL NVDR	967,515	2,064,271
Minor International NVDR	2,646,346	3,354,984

		5,419,255

United Arab Emirates — 1.8%
Emaar Properties PJSC	1,941,174	2,617,603

Vietnam — 0.4%
Hoa Phat Group JSC *	257,200	466,384
Vincom Retail JSC *	44,500	79,929

		546,313

Zambia — 3.8%
First Quantum Minerals	484,198	5,510,253

TOTAL COMMON STOCK (Cost $120,477,346)		117,477,175

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

EQUITY-LINKED WARRANTS — 12.3%

	Shares	Value

China — 8.9%
Hangzhou Hikvision Digital Technology, Expires 01/03/19 *	120,950	$505,992
Hangzhou Hikvision Digital Technology, Expires 08/12/19	785,700	3,286,961
Hangzhou Hikvision Digital Technology, Expires 09/02/19	353,739	1,479,860
Han’s Laser Technology Industry Group, Expires 04/09/19	578,566	3,559,071
Maanshan Iron & Steel, Expires 09/18/19	2,021,880	1,203,526
Ping An Insurance, Expires 09/23/19	80,400	799,598
Spring Airlines Co, Expires 06/03/19	410,650	2,141,576

		12,976,584

Saudi Arabia — 1.9%
National Commercial Bank, Expires 10/21/20 *	162,389	1,895,712
Savola Group, Expires 01/24/20	108,437	870,214

		2,765,926

Vietnam — 1.5%
Hoa Phat Group JSC, Expires 11/20/20 *	509,027	912,348
Hoa Phat Group JSC, Expires 03/29/19	182,000	329,500
Vincom Retail JSC, Expires 11/23/20 *	515,160	914,608

		2,156,456

TOTAL EQUITY-LINKED WARRANTS (Cost $18,815,407)		17,898,966

PREFERRED STOCK — 7.0%

Brazil — 1.6%
Lojas Americanas *	592,397	2,345,231

South Korea — 5.4%
Samsung Electronics	228,427	7,794,422

TOTAL PREFERRED STOCK (Cost $10,984,068)		$10,139,653

TOTAL INVESTMENTS — 100.1% (Cost $150,276,821)		$145,515,794

Percentages are based on Net Assets of $145,302,746.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

*	Non-income producing security.

ADR	American Depositary Receipt
Cl	Class
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company

The following table summarizes the inputs used as of September 30, 2018, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$1,076,930	$—	$—	$1,076,930
Brazil	7,893,677	—	—	7,893,677
Chile	1,836,916	—	—	1,836,916
China	29,075,912	—	—	29,075,912
Egypt	1,900,567	—	—	1,900,567
Ghana	6,779,718	—	—	6,779,718
Greece	2,439,242	—	—	2,439,242
Hungary	2,652,193	—	—	2,652,193
India	9,228,776	—	—	9,228,776
Indonesia	1,486,084	—	—	1,486,084
Kazakhstan	1,647,216	—	—	1,647,216
Mexico	1,483,065	—	—	1,483,065
Morocco	510,274	—	—	510,274
Panama	2,375,559	—	—	2,375,559
Russia	14,479,727	—	—	14,479,727
South Africa	573,719	—	—	573,719
South Korea	10,778,241	—	—	10,778,241
Taiwan	7,165,935	—	—	7,165,935
Thailand	5,419,255	—	—	5,419,255
United Arab Emirates	—	2,617,603	—	2,617,603
Vietnam	546,313	—	—	546,313
Zambia	5,510,253	—	—	5,510,253

Total Common Stock	$114,859,572	$2,617,603	$—	$117,477,175

Equity-Linked Warrants
China	$12,976,584	$—	$—	$12,976,584
Saudi Arabia	2,765,926	—	—	2,765,926
Vietnam	2,156,456	—	—	2,156,456

Total Equity-Linked Warrants	17,898,966	—	—	17,898,966

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

Investments in Securities	Level 1	Level 2	Level 3	Total
Preferred Stock
Brazil	$2,345,231	$—	$—	$2,345,231
South Korea	7,794,422	—	—	7,794,422

Total Preferred Stock	10,139,653	—	—	10,139,653

Total Investments in Securities	$142,898,191	$2,617,603	$—	$145,515,794

For the year ended September 30, 2018 there were no transfers from Level 1 to Level 2. For the year ended September 30, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities. As of September 30, 2018, the Fund did not hold any Level 3 securities. All transfers, if any, are recognized at period end.

For more information on valuation inputs see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $150,276,821)	$145,515,794
Foreign Currency, at Value (Cost $48,901)	48,800
Receivable for Investment Securities Sold	3,858,768
Dividend and Interest Receivable	68,676
Receivable for Capital Shares Sold	25,121
Reclaim Receivable	492
Unrealized Appreciation on Foreign Spot Currency Contracts	268
Other Prepaid Expenses	16,030

Total Assets	149,533,949

Liabilities:
Payable for Investment Securities Purchased	3,329,498
Payable due to Custodian	675,704
Payable to Investment Adviser	88,462
Accrued Foreign Capital Gains Tax on Appreciated Securities	50,348
Payable for Custody Fees	27,194
Payable to Administrator	13,086
Payable for Capital Shares Redeemed	6,870
Chief Compliance Officer Fees Payable	1,664
Shareholder Servicing Fees Payable	1,292
Payable to Trustees	468
Other Accrued Expenses and Other Payables	36,617

Total Liabilities	4,231,203

Net Assets	$145,302,746

Net Assets Consist of:
Paid-in Capital	$153,805,885
Undistributed Net Investment Income	98,828
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(3,790,590)
Net Unrealized Depreciation on Investments	(4,761,027)
Accumulated Foreign Capital Gains Tax on Appreciated Securities	(50,348)
Net Unrealized Depreciation on Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(2)

Net Assets	$145,302,746

Institutional Class Shares:
Net Assets	$43,464,111
Outstanding Shares of beneficial interest (25,000,000 shares authorized — no par value)	3,725,905
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class Shares	$11.67

Class I Shares:
Net Assets	$101,838,635
Outstanding Shares of beneficial interest (25,000,000 shares authorized — no par value)	8,741,122
Net Asset Value, Offering and Redemption Price Per Share - Class I Shares	$11.65

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND FOR THE YEAR ENDED SEPTEMBER 30, 2018

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,793,536
Interest	14,092
Less: Foreign Taxes Withheld	(170,682)

Total Investment Income	1,636,946

Expenses:
Investment Advisory Fees (Note 5)	1,052,803
Administration Fees (Note 4)	141,579
Shareholder Serving Fees, Class I Shares (Note 4)	58,583
Trustees’ Fees	14,556
Chief Compliance Officer Fees (Note 3)	5,836
Custodian Fees (Note 4)	98,281
Transfer Agent Fees (Note 4)	67,781
Professional Fees	62,398
Registration and Filing Fees	49,536
Printing Fees	15,846
Offering Costs (Note 2)	10,421
Other Expenses	29,511

Total Expenses	1,607,131

Less:
Waiver of Investment Advisory Fees (Note 5)	(86,622)

Net Expenses	1,520,509

Net Investment Income	116,437

Net Realized Loss on:
Investments	(3,315,915)
Foreign Currency Transactions	(188,977)

Net Realized Loss	(3,504,892)

Net Change in Unrealized Depreciation on:
Investments	(9,384,001)
Accrued Foreign Capital Gains Tax on Appreciated Securities	(50,348)
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(452)

Net Change in Unrealized Depreciation	(9,434,801)

Net Realized and Unrealized Loss on Investments, Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(12,939,693)

Net Decrease in Net Assets Resulting from Operations	$ (12,823,256)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Period Ended September 30, 2017*
Operations:
Net Investment Income	$116,437	$59,974
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(3,504,892)	1,171,159
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(9,434,801)	4,623,424

Net Increase (Decrease) in Net Assets Resulting From Operations	(12,823,256)	5,854,557

Dividends and Distributions:
Net Investment Income
Institutional Class Shares	(166,061)	—
Class I Shares^	(225,113)	—
Distributions from Capital Gains
Institutional Class Shares	(457,429)	—
Class I Shares^	(685,837)	—

Total Dividends and Distributions	(1,534,440)	—

Capital Share Transactions:(1)
Institutional Class Shares
Issued	20,543,788	26,325,434
Reinvestment of Distributions	623,490	—
Redeemed	(1,814,468)	(1,259,466)

Net Institutional Class Shares Transactions	19,352,810	25,065,968

Class I Shares^
Issued	68,461,662	59,251,747
Reinvestment of Distributions	868,907	—
Redeemed	(19,195,156)	(53)

Net Class I Shares Transactions	50,135,413	59,251,694

Net Increase in Net Assets From Capital Share Transactions	69,488,223	84,317,662

Total Increase in Net Assets	55,130,527	90,172,219

Net Assets:
Beginning of Year/Period	90,172,219	—

End of Year/Period (including Undistributed (Distributions in Excess of) Net Investment Income of $98,828 and $111,349, respectively)	$145,302,746	$90,172,219

*	The Fund commenced operations on December 30, 2016.
^	Class I Shares commenced operations on September 8, 2017.
(1)	For share transactions, see Note 7 in the Notes to Financial Statements.

Amount designated as “—” is zero or has been rounded to zero.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

	Institutional Class Shares
	Year Ended September 30, 2018	Period Ended September 30, 2017(1)
Net Asset Value, Beginning of Year/Period	$13.13	$10.00

Income from Investment Operations:
Net Investment Income*	0.02	0.04
Net Realized and Unrealized Gain (Loss)	(1.28)	3.09

Total from Investment Operations	(1.26)	3.13

Dividends and Distributions:
Net Investment Income	(0.05)	—
Capital Gains	(0.15)	—

Total Dividends and Distributions	(0.20)	—

Net Asset Value, End of Year/Period	$11.67	$13.13

Total Return†	(9.77)%	31.30%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$43,464	$30,621
Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	1.25%	1.23	%††(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.33%	2.95	%††
Ratio of Net Investment Income to Average Net Assets	0.17%	0.42	%††
Portfolio Turnover Rate	91%	47	%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on December 30, 2016.
(2)	Ratio reflects the impact of the initial low level of net assets associated with commencement of operations. Under normal asset levels, the ratio would have been 1.25%.

Amount designated as “—” is zero or has been rounded to zero.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

	Class I Shares^
	Year Ended September 30, 2018	Period Ended September 30, 2017(1)
Net Asset Value, Beginning of Year/Period	$13.13	$13.03

Income (Loss) from Investment Operations:
Net Investment Income (Loss)*	0.01	(0.01)
Net Realized and Unrealized Gain (Loss)	(1.29)	0.11

Total from Investment Operations	(1.28)	0.10

Dividends and Distributions:
Net Investment Income	(0.05)	—
Capital Gains	(0.15)	—

Total Dividends and Distributions	(0.20)	—

Net Asset Value, End of Year/Period	$11.65	$13.13

Total Return†	(9.96)%	0.77%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$101,839	$59,552
Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	1.33%	1.37	%††(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.41%	1.88	%††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%	(0.64	)%††
Portfolio Turnover Rate	91%	47	%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Class I Shares commenced operations on September 8, 2017.
(1)	The Fund commenced operations on December 30, 2016.
(2)	Ratio reflects the impact of the initial low level of net assets associated with commencement of operations. Under normal asset levels, the ratio would have been 1.40%.
Amount	designated as “—” is zero or has been rounded to zero.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 22 funds. The financial statements herein are those of the RWC Global Emerging Equity Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital appreciation. The Fund is classified as a diversified investment company. RWC Asset Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Class N Shares, Class I Shares and Institutional Class Shares. The Fund commenced operations on December 30, 2016. Currently the Fund offers Class N Shares, Class I Shares, and Institutional Class Shares. As of September 30, 2018, only Class I and the Institutional Class have outstanding shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund own securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

For the year ended September 30, 2018, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Foreign Taxes — The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The Fund has accrued foreign tax in the amount of $50,348 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

Offering Costs — Offering costs for the Fund, including the cost of printing the initial prospectus and registration fees, were amortized to expense over a twelve month period. As of September 30, 2018, the Fund had fully amortized the remaining offering costs.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and would be classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Equity-Linked Warrants — The Fund may invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult or costly. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Fund may also engage in currency transactions to enhance the Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There were no open forward foreign currency contracts as of September 30, 2018.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended September 30, 2018, the Fund was allocated CCO fees totaling $5,836.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended September 30, 2018, the Fund paid $141,579 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Class N Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Class N Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. For the year ended September 30, 2018, no such fees were incurred.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of the Class N Shares and Class I Shares of the Fund will be paid to other service providers. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. For the year ended September 30, 2018, the Fund paid $58,583 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. For the year ended September 30, 2018, the Fund paid $98,281 for these services.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the year ended September 30, 2018, the Fund paid $67,781 for these services.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee computed daily at an annual rate of 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, distribution fees, shareholder servicing fees, other expenditures which are capitalized in accordance with generally accepted accounting principles, acquired fund fee expenses and non-routine expenses) from exceeding 1.25% of the average daily net assets of each of the Fund’s share classes until January 29, 2019 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 29, 2019. As of September 30, 2018, the fees which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $266,130 and $86,622, expiring in 2020 and 2021, respectively.

6. Investment Transactions:

For the year ended September 30, 2018, the Fund made purchases of $176,108,481 and sales of $106,448,640 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

7. Capital Share Transactions:

Capital share transactions were as follows:

	Year Ended September 30, 2018	Period Ended September 30, 2017*
Institutional Class Shares
Issued	1,486,291	2,443,282
Reinvestment of Distributions	46,095	—
Redeemed	(138,574)	(111,189)

Total Institutional Class Shares Transactions	1,393,812	2,332,093

Class I Shares^
Issued	5,574,633	4,536,928
Reinvestment of Distributions	64,302	—
Redeemed	(1,434,737)	(4)

Total Class I Shares Transactions	4,204,198	4,536,924

Net Increase in Shares Outstanding From Share Transactions	5,598,010	6,869,017

* The Fund commenced operations on December 30, 2016.

^ Class I Shares commenced operations on September 8, 2017.

Amounts designated as “—” are zero.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing book and tax treatments for foreign currency transactions and investments in passive foreign investment companies.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) and gains on passive foreign investment companies have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$262,216	$(262,216)

These reclassifications had no impact on the net assets or net values of the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

The tax character of dividends and distributions paid during the years or periods ended September 30, 2018 and 2017 were as follows:

	Ordinary Income	Total
2018	$1,534,440	$1,534,440
2017	—	—

As of September 30, 2018, the components of Accumulated Losses on a tax basis were as follows:

Undistributed Ordinary Income	$98,828
Post October Losses	(1,305,637)
Unrealized Appreciation	(7,296,330)

Total Accumulated Losses	$(8,503,139)

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at September 30, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$152,761,774	$4,725,206	$(11,971,186)	$(7,245,980)

9. Concentration of Shareholders:

At September 30, 2018, the percentage of total shares outstanding, held by shareholders owning 10% or greater of the aggregate total shares outstanding, for each share class, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Institutional Class Shares	4	86%
Class I Shares	1	53%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

10. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging and Frontier Markets Securities Risk – The Fund’s investments in emerging or frontier markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging and frontier markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging and frontier market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Risk of Investing in China – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small and medium-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Private Placements Risk – Investment in privately placed securities may be less liquid than investments in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Rights and Warrants Risk – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Risks of Investing in Other Investment Companies – To the extent that the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Derivatives Risk – The Fund’s use of equity-linked notes and swaps for all purposes, including speculative purposes, is subject to market risk, correlation risk, credit risk,

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Fund’s use of swaps is also subject to leverage risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

11. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

RWC Global Emerging Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RWC Global Emerging Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018 and the statement of changes in net assets and the financial highlights for the year ended September 30, 2018 and for the period December 30, 2016 (commencement of operations) through September 30, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year ended September 30, 2018, and the changes in its net assets and the financial highlights for the year ended September 30, 2018 and for the period December 30, 2016 (commencement of operations) through September 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 29, 2018

We have served as the auditor of one or more investment companies in RWC Asset Advisors (US) LLC since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees[1] (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.
INDEPENDENT TRUSTEES
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004.
RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1	Mr. Doran may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-RWC-FUND. The following chart lists Trustees and Officers as of September 30, 2018.

Other Directorships Held in the Past Five Years

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

Other Directorships Held in the Past Five Years

None.

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
Robert Nesher (Born: 1946)	Vice Chairman (since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2018 to September 30, 2018.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/01/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period*
RWC Global Emerging Equity Fund - Institutional Class Shares
Actual Portfolio Return	$1,000.00	$834.80	1.25%	$5.75

Hypothetical 5% Return	1,000.00	1,018.80	1.25	6.33

RWC Global Emerging Equity Fund - Class I Shares

Actual Portfolio Return	$1,000.00	$834.50	1.28%	$5.89

Hypothetical 5% Return	1,000.00	1,018.65	1.28	6.48

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 13, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser;

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	RWC GLOBAL EMERGING EQUITY FUND SEPTEMBER 30, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2018 tax year end, this notice is for informational purposes only. For shareholders with a September 30 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2018, the Funds are designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)
0.00%	100.00%	100.00%	0.02%	20.91%	0.00%	0.15%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). However, for shareholders of the RWC Global Emerging Equity Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2018 the total amount of foreign source income is $336,509. The total amount of foreign tax paid is $170,682. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

RWC Global Emerging Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-RWC-FUND

Investment Adviser:

RWC Asset Advisors (US) LLC

2640 South Bayshore Drive, Suite 201

Miami, Florida 33133

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RWC-AR-001-0200

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics, dated October 2017, that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics since this code of ethics was adopted.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the two fiscal years as follows:

		2018			2017
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$378,215	$0	N/A	$335,100	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$45,000	$0	$0	$270,028
(d)	All Other Fees	$0	$0	$0	$0	$0	$14,003

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved. The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2018	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $45,000 and $284,031 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: December 7, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors Treasurer, Controller, and
Chief Financial Officer

Date: December 7, 2018